Commitment and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments and Contingencies

Environmental obligations. The Partnership is subject to various environmental-remediation obligations arising from federal, state and local regulations regarding air and water quality, hazardous and solid waste disposal and other environmental matters. As of December 31, 2011, the Partnership's consolidated balance sheet included a $1.7 million current liability and a $1.6 million long-term liability for remediation and reclamation obligations, included in third-party accrued liabilities and asset retirement obligations and other, respectively. As of December 31, 2010, the Partnership's consolidated balance sheet included a $0.6 million current liability and a $0.9 million long-term liability for remediation and reclamation obligations, included in third-party accrued liabilities and asset retirement obligations and other, respectively. The recorded obligations do not include any anticipated insurance recoveries. Substantially all of the payments related to these obligations are expected to be made over the next five years. Management regularly monitors the remediation and reclamation process and the liabilities recorded and believes the Partnership's environmental obligations are adequate to fund remedial actions to comply with present laws and regulations, and that the ultimate liability for these matters, if any, will not differ materially from recorded amounts nor materially affect the Partnership's overall results of operations, cash flows or financial condition. There can be no assurance, however, that current regulatory requirements will not change, or past non-compliance with environmental issues will not be discovered.

Litigation and legal proceedings. In March 2011, DCP Midstream LP (“DCP”) filed a lawsuit against Anadarko and others, including a Partnership subsidiary, Kerr-McGee Gathering LLC, in Weld County District Court (the “Court”) in Colorado, alleging that Anadarko and its affiliates diverted gas from DCP's gathering and processing facilities in breach of certain dedication agreements. In addition to various claims against Anadarko, DCP is claiming unjust enrichment and other damages against Kerr-McGee Gathering LLC, the entity which holds the Wattenberg assets. Anadarko countersued DCP asserting that DCP has not properly allocated values and charges to Anadarko for the gas that DCP gathers and/or processes, and seeks a judgment that DCP has no valid gathering or processing rights to much of the gas production it is claiming, in addition to other claims. In July 2011, the Court denied the defendants' motion to dismiss without ruling on the merits and the case is proceeding to the discovery phase. Management does not believe the outcome of this proceeding will have a material effect on the Partnership's financial condition, results of operations or cash flows. The Partnership intends to vigorously defend this litigation. Furthermore, without regard to the merit of DCP's claims, management believes that the Partnership has adequate contractual indemnities covering the claims against it in this lawsuit.

In addition, from time to time, the Partnership is involved in legal, tax, regulatory and other proceedings in various forums regarding performance, contracts and other matters that arise in the ordinary course of business. Management is not aware of any such proceeding for which a final disposition could have a material adverse effect on the Partnership's financial condition, results of operations or cash flows.

Other commitments. The Partnership has short-term payment obligations, or commitments, related to capital spending programs of the Partnership, as well as its unconsolidated affiliates. As of December 31, 2011, the Partnership had unconditional payment obligations for services to be rendered, or products to be delivered in connection with its capital projects of approximately $30.2 million, primarily related to the construction of a second cryogenic train at the Chipeta plant, all of which will be spent in 2012.

Lease commitments. Anadarko, on behalf of the Partnership, has entered into lease agreements for corporate offices, shared field offices and a warehouse supporting the Partnership's operations. The leases for the shared field offices extend through 2018, and the lease for the warehouse extends through March 2012 and includes an early termination clause. The lease for the Partnership's corporate offices expires in January 2012, and during 2011, Anadarko entered into a new agreement for the Partnership's corporate offices that extends through March 2017. Anadarko, on behalf of the Partnership, continues to lease certain other compression equipment under leases expiring through January 2015.

In addition, during 2010, Anadarko and Kerr-McGee Gathering LLC purchased an aggregate $44.5 million of previously leased compression equipment used at the Granger and Wattenberg assets, which terminated the leases and associated lease expense. The purchased compression equipment was contributed to the Partnership pursuant to provisions of the contribution agreements for the Granger and the Wattenberg acquisitions. Rent expense associated with the office, warehouse and equipment leases was approximately $4.1 million, $7.7 million and $10.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The amounts in the table below represent existing contractual operating lease obligations as of December 31, 2011, that may be assigned or otherwise charged to the Partnership pursuant to the reimbursement provisions of the omnibus agreement:

thousands	Operating Leases

2012	$261
2013	228
2014	168
2015	168
2016	168
Thereafter	103
Total	$1,096